Exhibit 10.4
AMENDMENT NO. 7
to
CREDIT AGREEMENT
This AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”) is made as of November 8, 2022, by and among WAITR HOLDINGS INC., a Delaware corporation (“Borrower”), LUXOR CAPITAL, LLC, as a Lender (as hereinafter defined), the other Lenders party hereto and LUXOR CAPITAL GROUP, LP, as administrative agent for Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, Borrower, Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Credit Agreement dated as of November 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (including as amended pursuant to (i) that certain Amendment No. 1 to Credit Agreement dated as of January 17, 2019, (ii) that certain Amendment No. 2 to Credit Agreement dated as of May 21, 2019, (iii) that certain Amendment No. 3 to Credit Agreement dated as of July 15, 2020, (iv) that certain Amendment No. 4 to Credit Agreement dated as of March 9, 2021, (v) that certain Amendment No. 5 to Credit Agreement dated as of May 9, 2022 and (vi) that certain Amendment No. 6 to Credit Agreement dated as of May 12, 2022), the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended by this Amendment being referred to herein as the “Amended Credit Agreement”);
WHEREAS, Borrower has requested that Lenders amend the Existing Credit Agreement so as to effectuate the amendments contemplated by Section 2 hereof; and
WHEREAS, Borrower, Administrative Agent, and Lenders have agreed to such amendments upon and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, and Lenders hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement.
SECTION 2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended, effective as of the Amendment No. 7 Effective Date (as defined below), as follows:
(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
“Amendment No. 7 Effective Date” means November 8, 2022.
“ATM Offering Proceeds” means any net cash proceeds received by Borrower in connection with any ATM Offering.
(b) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “OpCo” in its entirety as follows:

“OpCo” means ASAP Inc., a Delaware corporation.
(c) Section 2.5(a) of the Existing Credit Agreement is hereby amended by amending and restating Section 2.5(a) in its entirety as follows:
(a) Except as otherwise set forth herein, the Term Loan shall bear interest on the unpaid principal amount thereof (x) from the date made to (but not including) the Amendment No. 2 Effective Date at the rate of 1.0% per annum and, thereafter, (y) from (and including) the Amendment No. 2 Effective Date to (but not including) the Amendment No. 7 Effective Date at the rate of 6.0% per annum (except that from (and including) the Amendment No. 3 Effective Date to (but not including) the first anniversary of the Amendment No. 3 Effective Date at the rate of 4.0% per annum) and, thereafter, (z) from (and including) the Amendment No. 7 Effective Date through the earlier to occur of the repayment (whether by acceleration or otherwise) thereof or conversion thereof into Capital Stock of the Borrower at the rate of 4.5% per annum. Any portion of the Term Loan that is converted into Capital Stock of the Borrower shall cease to accrue interest on the date such Capital Stock of the Borrower is issued to a Lender. In connection with the conversion of the Term Loan into Capital Stock of the Borrower, no interest shall be payable in respect of the Term Loan to the extent that the amount of the accrued and unpaid interest was so converted.
(d) Section 2.5(d) of the Existing Credit Agreement is hereby amended by amending and restating Section 2.5(d) in its entirety as follows:
(d) For each Interest Payment Date (other than an Interest Payment Date due to final maturity of the Term Loan), the Borrower may elect, by written notice delivered to the Administrative Agent at least five (5) Business Days prior to any such Interest Payment Date, to pay the interest due on the Term Loan on such Interest Payment Date as follows: (i) a portion of the interest accrued from the immediately preceding Interest Payment Date (or, if no interest has been paid, the Closing Date) at the interest rate set forth in Section 2.5(a) above, in an amount not to exceed 1.5% per annum (the “PIK Portion”), which shall be added to the outstanding principal amount of the Term Loan (and thereafter bear interest at the interest rate set forth in Section 2.5(a) above and, if applicable, the Default Rate and otherwise be treated as Term Loan for purposes of this Agreement) and (ii) the remaining portion of interest accrued from the immediately preceding Interest Payment Date on which interest was paid (or, if no interest has been paid, the Closing Date) in Cash. Any such written notice from the Borrower shall be accompanied by a certificate of a responsible officer of the Borrower specifying the percentage of interest that will constitute the PIK Portion, which shall not exceed 1.5% per annum; provided, that if no such notice is provided, 3.0% per annum of such interest shall be paid in Cash and 1.5% per annum shall constitute the PIK Portion.
(e) Section 2.11 of the Existing Credit Agreement is hereby amended by amending and restating Section 2.11 in its entirety as follows:
2.11. Mandatory Prepayment. No later than the following Wednesday (or such later date as may be agreed to by the Administrative Agent in its sole discretion) after the end of any calendar week in which Borrower has received ATM Offering Proceeds, commencing with the first such date to occur on or after the Facility Termination Date (as defined in the Credit and Guaranty Agreement), Borrower shall prepay the outstanding principal amount of the Term Loans in an aggregate principal amount equal to 60% of such ATM Offering Proceeds received during such calendar week; provided that the initial prepayment required to be made pursuant to this Section 2.11 shall be an amount equal to the difference between (x) 60% of such ATM Offering Proceeds received during such calendar week minus (y) the aggregate amount of such ATM Offering Proceeds applied to prepay the Term Loans (as defined in the Credit and Guaranty Agreement) pursuant to Section 2.9(i) of the Credit and Guaranty Agreement for such calendar week; provided further that any Excess ATM Offering Proceeds may be utilized for working capital or general corporate purposes of Borrower and its Subsidiaries, including for Investments and Permitted Acquisitions.
(f) Section 5.14 of the Existing Credit Agreement is hereby amended by amending and restating Section 5.14 in its entirety as follows:
5.14 Proceeds from ATM Offerings. Commencing as of the Amendment No. 7 Effective Date and continuing until the Facility Termination Date (as defined in the Credit and Guaranty Agreement), no later than the following Wednesday (or such later date as may be agreed to by the Administrative Agent in its sole discretion) after the end of any calendar week in which Borrower has received ATM Offering Proceeds, Borrower shall contribute to Holdings (and Holdings shall in turn contribute to OpCo) an aggregate principal amount equal to 60% of such ATM Offering Proceeds received during such calendar week, which shall be used for the prepayment of the Term Loans (as defined in the Credit and Guaranty Agreement) pursuant to the terms of the Credit and Guaranty Agreement; provided that any ATM Offering Proceeds received after the Amendment No. 7 Effective Date in excess of the amount required to be prepaid pursuant to Section 2.9(i) of the Credit and Guaranty Agreement and/or Section 2.11 hereof (such proceeds, “Excess ATM Offering Proceeds”) may be utilized for working capital or general corporate purposes of Borrower and, prior to the Facility Termination Date (as defined in the Credit and Guaranty Agreement), to the extent contributed in accordance with Section 2.9(c)(ii) of the Credit and Guaranty Agreement, its Subsidiaries, including for Investments and Permitted Acquisitions.
SECTION 3. Representations and Warranties of Borrower. By its execution and delivery of this Amendment, Borrower hereby represents and warrants that (i) each of the representations and warranties contained in Section 4 of the Amended Credit Agreement (which are incorporated herein by this reference, mutatis mutandis) are true and correct in all material respects on and as of the Amendment No. 7 Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date and (ii) as of the date hereof, since October 4, 2022 there have been no ATM Offerings and no ATM Offering Proceeds have been received by Borrower.
SECTION 4. Conditions of Effectiveness. This Amendment shall become effective on and as of the date (such date, the “Amendment No. 7 Effective Date”) upon which all of the following conditions set forth in this Section 4 shall have been satisfied:

(a) Receipt by Administrative Agent of counterparts of this Amendment duly executed by Borrower, Lenders and Administrative Agent.
(b) On the Amendment No. 7 Effective Date after giving effect to this Amendment, (i) each of the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects on and as of the Amendment No. 7 Effective Date (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date and (ii) no event shall have occurred and be continuing or would result from the consummation of this Amendment that would constitute an Event of Default under the Existing Credit Agreement.
(c) Holdings, OpCo, Administrative Agent and Lenders party to the Credit and Guaranty Agreement will have executed and delivered an amendment to the Credit and Guaranty Agreement in form and substance reasonably satisfactory to Administrative Agent.
SECTION 5. Reference to and Effect on the Credit Agreement.
(a) Upon the Amendment No. 7 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement and each reference in any other Credit Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement.
(b) Except as specifically amended hereby, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Other than as expressly set forth herein, nothing in this Amendment shall be deemed to constitute a waiver by Administrative Agent or any Lender of any Default or Event of Default, nor constitute a waiver of any provision of the Existing Credit Agreement, this Amendment, the Amended Credit Agreement, any Credit Document or any other documents, instruments or agreements executed and/or delivered in connection herewith or therewith, whether now existing or hereafter arising, or of any right, power or remedy that Administrative Agent or Lenders may have under any of the Credit Documents or applicable law. Upon the Amendment No. 7 Effective Date, this Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.
(c) Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment No. 7 Effective Date, this Amendment shall constitute a Credit Document for all purposes of the Amended Credit Agreement.
SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.
SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9. Reaffirmation. Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto). Borrower hereby consents to this Amendment and each of the transactions contemplated hereby and acknowledges that each of the Credit Documents (as amended through and including the date hereof) remains in full force and effect and is hereby ratified and reaffirmed.
SECTION 10. No Novation. Neither this Amendment nor the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied by this Amendment, the Amended Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Borrower under the Existing Credit Agreement, the Amended Credit Agreement or any other Credit Document. Each of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, except to the extent specifically modified hereby or in connection herewith. It is the intention of the parties hereto that neither this Amendment nor the Amended Credit Agreement constitute a novation of the Obligations outstanding under the Existing Credit Agreement, all of which shall remain in full force and effect after the date hereof, as amended by this Amendment.
SECTION 11. Release. Borrower hereby waives, releases, remises and forever discharges Administrative Agent, Lead Arranger and Lenders whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower ever had, now has or might hereafter have against Administrative Agent, Lead Arranger or Lenders and each other Indemnitee arising from any event occurring on or prior to the date hereof which relates, directly or indirectly, to the Term Loan or the Credit Documents or any acts or omissions of Administrative Agent, Lead Arranger, Lenders or any other Indemnitee in respect of the Term Loan or the Credit Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
WAITR HOLDINGS INC.

By: /s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer

Signature Page to
Amendment No. 7 to Credit Agreement

LUXOR CAPITAL GROUP, LP,
as Administrative Agent and Lead Arranger

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

Signature Page to
Amendment No. 7 to Credit Agreement

LUXOR CAPITAL PARTNERS, LP,
as Lender

By: Luxor Capital Group, LP,
its Investment Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP,
as Lender

By: Luxor Capital Group, LP,
its Investment Manager

By: /s/ Norris Nissim
Name: Norris Nissim
Title: General Counsel

Signature Page to
Amendment No. 7 to Credit Agreement

LUXOR WAVEFRONT, LP,
as Lender

By: Luxor Capital Group, LP,
its Investment Manager

By: /s/Norris Nissim
Name: Norris Nissim
Title: General Counsel

LUGARD ROAD CAPITAL MASTER FUND, LP
as Lender

By: Luxor Capital Group, LP,
its Investment Manager

By: /s/Norris Nissim
Name: Norris Nissim
Title: General Counsel

Signature Page to
Amendment No. 7 to Credit Agreement